UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2022

Radian Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11356	23-2691170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 East Swedesford Road, Suite 350

Wayne, Pennsylvania, 19087

(Address of Principal Executive Offices, and Zip Code)

(215) 231-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RDN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 14, 2022, J. Franklin Hall, Senior Executive Vice President and Chief Financial Officer (“Chief Financial Officer”) of Radian Group Inc. (the “Company”), is no longer serving as the Company’s Chief Financial Officer (principal financial officer). A search for a new Chief Financial Officer is currently underway, and Mr. Hall is expected to remain with the Company through February 28, 2023, to support the Company’s transition to a new Chief Financial Officer. Mr. Hall’s departure from the Company is not the result of any issues or disagreements with the Company relating to the Company’s financial disclosures, accounting matters, operations, polices or practices.

In connection with the termination of Mr. Hall’s employment, Mr. Hall will be entitled to receive the compensation and other benefits applicable to a qualifying termination under his previously disclosed Executive Severance Agreement, as described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 7, 2022.

Effective immediately, Robert J. Quigley, age 51, the Company’s Executive Vice President, Controller and Chief Accounting Officer, will report to Richard Thornberry, the Company’s Chief Executive Officer, and will serve as the Company’s interim principal financial officer while the Company is conducting its search for a new Chief Financial Officer. Mr. Quigley has served as the Company’s principal accounting officer since November 2018. Mr. Quigley joined the Company in 2009 as Senior Vice President, Assistant Corporate Controller and has also served as Senior Vice President, Financial Planning and Analysis during his time with the Company. Prior to joining Radian, Mr. Quigley spent 10 years with Capmark Financial Group, Inc., a global provider of financial services to investors in commercial real estate-related assets, where he held positions of increasing responsibility leading to his appointment as Senior Vice President, Chief Accounting Officer, North America. Mr. Quigley began his career in public accounting and auditing with KPMG US LLP and then Ernst & Young LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIAN GROUP INC.
(Registrant)

Date: December 15, 2022

	By:	/s/ Edward J. Hoffman
Edward J. Hoffman
Senior Executive Vice President, General Counsel and Corporate Secretary